SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                October 21, 1997


                             Spacehab, Incorporated
             (Exact name of registrant as specified in its charter)


                                   Washington
                    (State or jurisdiction of incorporation)


              0-27206                                     91-1273737
     (Commission File Number)               (IRS Employer Identification No.)


                  1595 Spring Hill Road, Vienna, Virginia 22182
               (Address of principal executive offices) (Zip Code)


                                 (703) 821-3000
                         (Registrant's Telephone Number)


Item 5.  Other Events

         On October 21, 1997, Spacehab, Incorporated (the "Registrant"), issued a press release regarding the completion of an offering of $55 million of its 8% Convertible Subordinated Notes due 2007. A copy of the release is set forth as
Exhibit 99.1. On October 22, 1997 the Registrant issued a press release regarding a closing on an over-allotment option for an additional $8,250,000 of its 8% Convertible Subordinated Notes due 2007. A copy of the release is set forth as Exhibit 99.2.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


                  (c)      Exhibits.

                  The following Exhibits are included with this Form 8-K:


         99.1      Press Release of the Registrant, dated October 21, 1997.

         99.2      Press Release of the Registrant, dated October 22, 1997.



                                                SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPACEHAB, INCORPORATED



                                            By:   /s/ Chester M. Lee
                                                  ------------------------
                                                     Chester M. Lee
                                                     President


Dated: October 28, 1997


                                               EXHIBIT INDEX


Exhibit Number             Description of Exhibit

         99.1          Press Release of the Registrant, dated October 21, 1997.

         99.2          Press Release of the Registrant, dated October 22, 1997.


FOR IMMEDIATE RELEASE

Contact                   Media:                            Financial:
(703) 821-3000            Penelope Longbottom               Margaret E. Grayson
                          VP Corporate Communications       VP Finance and CFO